            ------------------------------------------------------
                            MEYERS PRIDE VALUE FUND
            ------------------------------------------------------


                                 ANNUAL REPORT

                                  May 31, 1999

                [LOGO OF MEYERS PRIDE VALUE FUND APPEARS HERE]

                              Chairwoman's Letter
-------------------------------------------------------------------------------

This Chairwoman's Letter addresses the third fiscal year for the Meyers Pride Value Fund (the Fund), and is an integral part of the Fund's fiscal year-end May 31, 1999 Annual Report. This letter should be read in conjunction with the following Report on the Fund that includes a more detailed discussion of the Fund's portfolio and performance.

The Fund has just completed its third fiscal year, and on June 13, 1999, will be celebrating its full three-year anniversary. For the twelve-month period ended May 31, 1999, the Fund had a total return of 15.4%. During the same period, the average domestic stock fund (as tracked by Morningstar/1/) posted a total return of 10.2%, and the S&P 5002 had a total return (which includes reinvested dividends) of 21.0%. Since inception on June 13, 1996 through May 31, 1999, the Meyers Pride Value Fund has had an average annualized return of 19.7%. A more detailed discussion of the Fund's portfolio activity and performance follows in the Report on the Fund.

During the past twelve months, assets in the Meyers Pride Value Fund increased from $3.12 million on May 31, 1998 to $4.61 million on May 31, 1999. The Fund consistently recorded monthly net inflows of new investments during the past year despite of the turbulence created by market upheavals in July and October, 1998, and an overall mutual fund industry trend of net inflows into growth funds and out of value funds. Based upon our own net inflow data since calendar year end December 31, 1998, together with mutual fund industry data, we believe that the overall industry trend away from value funds is reversing. The Fund is in a position to benefit from that given its strong relative performance when compared to other value funds as tracked by Morningstar. In fact, as at May 31, 1999, the Fund's performance ranking in this category has been outstanding, placing the Fund in the top 6% of performance (13 of 237 funds), as ranked by Morningstar in its Mid-Cap Value category for the one year period ending May 31, 1999/1/.

A significant expansion in our distribution channel since the calendar year ending December 31, 1998 is already having a noticeable impact on investment inflows, and we expect that to accelerate as the Fund officially passes its three-year anniversary in June, 1999. The Fund is now available through Charles Schwab One Source, E*Trade and other mutual fund supermarket programs. Please note that the trading symbol for the Fund is "MYPVX".

We have also been unveiling a redesigned, expanded website (www.pridefund.com). From past experience, we believe that the website is one of our most important channels of communication with both current and prospective shareholders. Prospectuses and account applications can now be directly downloaded from the website. The website also provides daily updates on the Fund's net asset value (NAV), and monthly updates on performance. We have a policy of responding to all website notes, so please feel free to continue using this venue to communicate with the Fund. Additional information can be found at Moneycentral.com and Morningstar.net.

At this, our three year anniversary, I believe it is important to reiterate the principal investment strategies of the Fund. The Fund is an actively managed value-based portfolio that emphasizes long-term capital appreciation. Each investment in the portfolio, besides being inexpensive relative to what we calculate to be its intrinsic value, must also be what we believe to be a fundamentally strong or rapidly strengthening company, managed by visionary, intelligent and ethical management teams.

As part of our fundamental investment strategy, we invest in companies that have progressive Open Workplace policies, which we define as companies that have openly adopted policies that promote the value, respect, and

-------------------------------------------------------------------------------

development of all company employees, including gay and lesbian employees. We believe that companies maintaining Open Workplace policies will experience higher workplace morale, lower turnover, improved customer relations and more efficient internal communications that can all contribute to above average profitability. At a time when approximately 80% of the U.S. economy is service based, (meaning that the bulk of a company's assets are in its human capital base), actively valuing and developing all employees is essential to sustained profitability. We believe that companies that have openly adopted policies that value their gay and lesbian employees are at the vanguard of understanding the importance of an Open Workplace culture, besides simply being the right thing to do. We believe these are exactly the types of companies that belong in any investment portfolio.

We have continued to expand our documented database of companies that follow the employment policies required by the Fund. Since May 31, 1998, sixty-one new companies were added to this database as having verified and specifically stated anti-discrimination policies in regards to sexual orientation. The total number of companies that we have verified as having such policies currently stands at 327, with approximately 450 companies on our current review list. It is important that all of our current and prospective investors know that we do not approach our database research as a passive exercise. In fact, when we find companies that do not have anti-discrimination policies in place, we actively engage company management in constructive discussions to have such policies enacted.

The three-year anniversary is an important milestone for the Meyers Pride Value Fund. The highlights during the current fiscal year ending May 31, 1999 were providing what we believe to be strong returns relative to the Morningstar Mid Cap Value Index1, expanding the Fund's distribution channels, and continuing to expand our employment policy database. We are looking forward to building upon these achievements during the upcoming year.

Thank you for your interest in choosing the Meyers Pride Value Fund for your portfolio.

/s/ Shelly J. Meyers

--------
This material is authorized for distribution only when preceded or accompanied by a prospectus. The prospectus contains complete information including expenses and ongoing fees and should be read carefully before investing or sending money. BISYS Fund Services, LLP, distribute the Fund.

The views expressed in this letter reflect those of the Chairwoman through the end of the period covered by the report, as stated on the cover. The Chairwoman's views are subject to change based on market and other conditions.

1 Morningstar is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results.

2 The Fund's Performance is compared to the Standard & Poor's 500 Stock Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

                              Report of the Fund
-------------------------------------------------------------------------------

For the twelve-month period incorporating this Annual Report (May 31, 1998 to May 31, 1999), the Meyers Pride Value Fund (the Fund) had a total return of 15.4%. During the same period, the average domestic stock fund (as tracked by Morningstar/1/) posted a return of 10.2%, and the S&P 500/2/ had a total return (which includes reinvested dividends) of 21.0%. Since inception on June 13, 1996 through May 31, 1999, the Meyers Pride Value Fund has had an average annualized return of 19.7%/3/.

While the stocks in the Fund have an average weighted market capitalization of $21.2 billion, the small and mid-cap holdings bring the Fund's median market capitalization to about $6.5 billion. For this reason, Morningstar/1/ is tracking the Fund in its Mid Cap Value category. The Fund's performance ranking in this category has been outstanding, placing the Fund in the top 6% of performance for the one year period ending May 31, 1999 (13 of 237 funds).

Relative performance against the S&P 500 by the Fund was clearly delineated between the first six-month period of this Annual Report ending November 30, 1998, and the second six-month period ending May 31, 1999. Most of the Fund's underperformance against the S&P 500 occurred from the end of May through mid-July 1998, as the Fund's return increased only slightly during that time period, whereas the S&P 500 continued to climb to a peak through June and the first half of July 1998. During the six-month period ending November 30, 1998, the Fund trailed the S&P 500 posting a loss of -1.2% against the S&P 500's total return of 7.5%. However, for the second six-month period ending May 31, 1999, the Fund outperformed the S&P 500, posting a 16.9% return versus the 12.6% return of the market.

In general, the Fund lagged the market when market increases were predominately driven by a relatively small number of large-cap growth companies. Our investment objective has been and will continue to be the goal of attempting to out-perform the market during downward trends and broader based upward trends. We believe that our performance has been consistent with that objective.

The market correction from mid-July to mid-October 1998 was clearly painful for just about every investor in the stock market. However, as we anticipated at the time, the correction turned out to be an opportunity for the Fund as we were able to buy a number of solid companies at very attractive prices, such as Honeywell (2.8%)* and Boston Scientific (1.2%)*. Over the past six months we also began to purchase a number of high quality companies with market caps under $10.0 billion. These companies were extremely cheap on a valuation basis, and fit our other fundamental analysis criteria. These new holdings included Petco Animal Supplies (3.7%)*, Callaway Golf (2.9%)*, General Nutrition (2.6%)* and Venator Group (2.4%)*. As value investors, the company valuations created by the general market correction provided the best and largest selection of stock buys that we had seen since starting the Fund in 1996.

Over the past fiscal year ended May 31, 1999, and especially during the last half of this year, we have bought larger cap companies selectively when what we perceive to be relatively short-term events create major corrections in individual stock prices. We believe this strategy will provide solid returns over the intermediate and long term with downtrodden, but solid companies such as Cendant (2.4%)*, Disney (1.5%)*, Oracle(3.0%)*, McKesson HBOC (2.8%)*, and Rite Aid (3.0%)*.

Core holdings held throughout the year included Amgen (1.9%)*, AMR Corp (2.1%)*, AT&T (2.9%)*, Chase Manhattan (2.2%)*, General Instrument (3.4%)*, Intel (1.4%)*, J.P. Morgan (2.1%)*, and United Healthcare (1.8%)*.

-------------------------------------------------------------------------------

As long-term investors, we have consistently tried to keep our focus on the intermediate and longer-term prospects of our investments and not be distracted by the short-term sentiments of the market. As part of our fundamental analysis of industry trends, we have not been buying companies in businesses most affected by global problems with oversupply and deflation. Consequently, we have not been buying companies involved in commodity businesses such as petroleum, minerals, and chemicals. Because of global over-capacity, we are doubtful that these industries can maintain true pricing power over any sustained period of time.

As of May 31, 1999, the Meyers Pride Value Fund had a total of forty-three stocks in the portfolio, consistent with the number of holdings since inception. Nine new positions were established during the six-month period ending November 30, 1998, and fourteen positions were entirely sold during the same period for an average gain of 50.6%. Purchase and sales activity increased during the six-month period ending May 31, 1999. During this period, seventeen positions were added to the portfolio, while twelve positions were sold in their entirety at an average gain of 14.2%. Five of the twelve positions included in this average were sold at a loss to lower taxable capital gains, and to reallocate portfolio assets to more attractive investment opportunities.

The Fund's turnover ratio during the current fiscal year was 73.7%. While higher than the 39.0% and 42.6% turnover ratios for the Fund's prior two fiscal years ending May 31, 1998 and May 31, 1997, respectively, turnover was still lower than that historically registered by the average domestic stock fund. The higher rate of turnover this year was a direct result of two factors: extreme market conditions last fall that created several buying opportunities, and buyouts of companies in the portfolio. In fact, six positions were eliminated from the portfolio after another firm bought the companies. Our intent going forward is to maintain a lower than average turnover rate in the Fund, which matches our objective of managing the Fund with a long-term prospective, and theoretically provides a lower annual tax bite from capital gains.

In keeping with our value strategy, the Fund's average Price/Earnings ratio is lower than the current calendar year 1999 S&P 500 P/E ratio. The Fund's average P/E ratio through May 31, 1999 is 22.7 versus the 28.8 P/E ratio of the S&P 500.

As of May 31, 1999, the top five equity holdings were: Petco Animal Supplies (3.7%)*, General Instrument (3.4%)*, Digital Lightwave (3.3%)*, Foundation Health Systems (3.1%)*, and Oracle (3.0%)*. The largest single percentage in the portfolio was cash at 4.8%. The top ten equity holdings represent approximately 31.9% of the total portfolio, a weighting consistent with all prior periods reported.

In regards to the stated social investment criteria of the Meyers Pride Value Fund, Meyers Capital Management, L.L.C. (investment advisor to the Meyers Pride Value Fund), has continued to expand its documented database of companies which follow the anti-discrimination employment policies required by the Fund. Since May 31, 1998, over sixty new companies were added to this database as having verified and specifically stated anti-discrimination policies in regards to sexual orientation. A more detailed discussion on the Fund's fundamental employment policy research activities and investment objectives can be found in the Chairwoman's Letter included in this Annual Report.

Of importance to all of our current and prospective investors, our distribution channel expanded dramatically during the past fiscal year. The Fund is now available through Charles Schwab One Source, E*Trade and other mutual fund supermarket programs. The Meyers Pride Value Fund can be located under NASDAQ's mutual fund

-------------------------------------------------------------------------------

listings using ticker "MYPVX". General information and trading channels are also available on our web site www.pridefund.com. Our website also provides electronic downloading of prospectuses and investment applications, monthly performance updates, and the daily net asset value (NAV) of the Fund.

                Meyers Pride Value Fund
----------------------------------------------------------
          Label                A                  B
----------------------------------------------------------
Label                   Meyers Pride Va    Standard & Poor
----------------------------------------------------------
    1    6/30/96              10000                  10000
----------------------------------------------------------
    2   11/30/96              10880               11391.98
----------------------------------------------------------
    3    5/31/97              12230               12890.81
----------------------------------------------------------
    4   11/30/97              12900               14642.98
----------------------------------------------------------
    5    5/31/98           14744.76               16849.21
----------------------------------------------------------
    6   11/30/98           14563.01               16108.61
----------------------------------------------------------
    7    5/31/99           17019.37               20391.96
----------------------------------------------------------
----------------------------------------------------------
               Average Annual Total Return
----------------------------------------------------------
                                                   Since
                                                 Inception
Period Ended 5/31/99                 1 Year      (6/13/96)
----------------------------------------------------------
A Shares w/out load                   15.43%      19.65%
----------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment versus a similar investment in the Fund's benchmark.
-------------------------
1 Morningstar is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results.
2 The Fund's Performance is compared to the Standard & Poor's 500 Stock Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.
3 Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that investor shares when redeemed may be worth more or less than the original cost.
* Portfolio holdings are accurate as of 5/31/99. Portfolio composition is subject to change.

                            MEYERS PRIDE VALUE FUND
                       Schedule of Portfolio Investments,
                                  May 31, 1999
--------------------------------------------------------------------------------

                                                   Market
 Shares                                            Value
 ------                                           --------
        Common Stocks--92.8%
        Banking--5.6%
 1,900  BankBoston Corp.                          $ 90,013
 1,400  Chase Manhattan Corp.                      101,500
 2,800  Golden State Bancorp., Inc. (b)             68,775
                                                  --------
                                                   260,288
                                                  --------
        Commercial Services--2.4%
 6,000  Cendant Corp. (b)                          110,625
                                                  --------
        Computer Equipment & Software--14.7%
 4,300  Advanced Micro Devices, Inc. (b)            79,550
 2,300  Apple Computer, Inc. (b)                   101,344
 1,800  Dell Computer Corp. (b)                     61,988
 8,000  General Semiconductor, Inc. (b)             62,000
 1,200  Intel Corp.                                 64,875
 5,600  Oracle Corp. (b)                           138,949
 2,600  SAP AG                                      87,425
 2,700  Seagate Technology, Inc. (b)                81,506
                                                  --------
                                                   677,637
                                                  --------
        Electrical & Electronics--1.4%
 3,700  Arrow Electronics, Inc. (b)                 64,288
                                                  --------
        Electronic Components/Instruments--7.9%
 4,000  General Instrument Corp. (b)               154,749
 1,400  Honeywell, Inc.                            132,475
 3,700  Polaroid Corp.                              78,163
                                                  --------
                                                   365,387
                                                  --------
        Entertainment--1.5%
 2,400  Walt Disney Co.                             69,900
                                                  --------
        Financial Services--2.1%
   700  J.P. Morgan & Co., Inc.                     97,519
                                                  --------
        Food--1.7%
 5,200  Horizon Organic Holding Corp. (b)           78,325
                                                  --------

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments, (continued)
                                  May 31, 1999
--------------------------------------------------------------------------------

                                                        Market
 Shares                                                 Value
 ------                                                --------
        Furniture--1.8%
  4,100 Herman Miller, Inc.                            $ 82,769
                                                       --------
        Health & Personal Care--2.1%
  5,700 Sola International, Inc. (b)                     95,119
                                                       --------
        Insurance--1.6%
  2,000 Allstate Corp.                                   72,875
                                                       --------
        Medical-Equipment & Supplies--1.2%
  1,400 Boston Scientific Corp. (b)                      53,113
                                                       --------
        Medical-Hospital Management--4.9%
  8,080 Foundation Health Systems, Inc.--Class A (b)    144,430
  1,400 United HealthCare Corp.                          81,550
                                                       --------
                                                        225,980
                                                       --------
        Oil/Gas--5.2%
  1,600 Atlantic Richfield Co.                          133,900
  1,600 Texaco, Inc.                                    104,800
                                                       --------
                                                        238,700
                                                       --------
        Pharmaceuticals--6.4%
  1,400 Amgen, Inc. (b)                                  88,550
  3,800 McKesson HBOC, Inc.                             129,437
  2,000 Watson Pharmaceutical, Inc. (b)                  76,625
                                                       --------
                                                        294,612
                                                       --------
        Photography--2.2%
  1,500 Eastman Kodak Co.                               101,438
                                                       --------
        Recreation--2.9%
  8,000 Callaway Golf Co.                               131,500
                                                       --------
        Retail--17.3%
 10,400 Donna Karan International, Inc. (b)             106,600
  7,100 General Nutrition Companies (b)                 117,594
  2,500 Lillian Vernon Corp.                             32,188
 12,100 Petco Animal Supplies, Inc. (b)                 170,912
  5,500 Rite Aid Corp.                                  137,499

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments, (continued)
                                  May 31, 1999
--------------------------------------------------------------------------------

                                                            Market
 Shares                                                     Value
 -------                                                  ----------
  10,000 Venator Group, Inc. (b)                          $  109,375
   3,000 Whole Foods Market, Inc. (b)                        124,500
                                                          ----------
                                                             798,668
                                                          ----------
         Telecommunications--6.2%
   2,400 AT&T Corp.                                          133,200
  25,000 Digital Lightwave, Inc. (b)                         153,124
                                                          ----------
                                                             286,324
                                                          ----------
         Transportation--Air--3.7%
   3,700 America West Holdings Corp.--Class B (b)             72,150
   1,500 AMR Corp. (b)                                        97,594
                                                          ----------
                                                             169,744
                                                          ----------
         TOTAL COMMON STOCKS                               4,274,811
                                                          ----------
         MONEY MARKET ACCOUNTS--4.8%
 123,023 Bank of New York Cash Reserve                       123,023
 100,000 Stagecoach Prime Money Market Fund                  100,000
                                                          ----------
         TOTAL MONEY MARKET ACCOUNTS                         223,023
                                                          ----------
         TOTAL INVESTMENTS (Cost $4,001,281) (a)--97.6%    4,497,834
                                                          ----------
         Other assets in excess of liabilities--2.4%         112,827
                                                          ----------
         TOTAL NET ASSETS--100.0%                         $4,610,661
                                                          ==========

--------
(a) Represents aggregate cost for federal income tax purposes and is substantially the same as the identified cost and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation      $  775,802
         Unrealized depreciation       (279,249)
                                      ----------
         Net unrealized appreciation  $  496,553
                                      ==========

(b) Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statement of Assets and Liabilities
                                  May 31, 1999
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $4,001,281)               $4,497,834
  Receivable from Investment Manager                        56,249
  Dividends and interest receivable                          5,672
  Deferred organizational costs                             66,119
  Prepaid expenses                                          41,366
                                                        ----------
    Total Assets                                                   $4,667,240
Liabilities:
  Payable for distribution fees                                968
  Other accrued liabilities                                 55,611
                                                        ----------
    Total Liabilities                                                  56,579
                                                                   ----------
Net Assets, applicable to 328,741 shares of beneficial
interest                                                           $4,610,661
                                                                   ==========
Net Assets consist of:
  Capital                                                3,847,859
  Accumulated undistributed net investment income               54
  Accumulated undistributed net realized gain on
  investments                                              266,195
  Net unrealized appreciation on investments               496,553
                                                        ----------
Net Assets                                                         $4,610,661
                                                                   ==========
Net Asset Value per share                                          $    14.03
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                            Statement of Operations
                        For the Year Ended May 31, 1999
--------------------------------------------------------------------------------

Investment Income:
  Dividend income                                      $ 37,111
  Interest income                                         3,782
                                                       --------
                                                                $  40,893
Expenses:
  Investment management fees                           $ 35,266
  Administration fees                                    66,428
  Distribution fees                                       8,816
  Audit fees                                             20,000
  Custodian fees                                         12,771
  Fund accounting fees                                   31,873
  Legal fees                                             51,558
  Organization expenses                                  33,014
  Registration fees                                      18,477
  Transfer agent fees                                    51,767
  Trustees' fees                                          9,643
  Miscellaneous expenses                                 24,275
                                                       --------
    Total expenses before waivers/reimbursements                  363,888
    Less expenses waived                                          (35,266)
    Less expenses reimbursed                                     (259,854)
                                                                ---------
    Net Expenses                                                   68,768
                                                                ---------
Net Investment Loss                                               (27,875)
                                                                ---------
Realized and Unrealized Gain on Investments
  Net realized gain on investments                      476,498
  Net change in unrealized appreciation on investments  176,367
                                                       --------
  Net realized and unrealized gain on investments                 652,865
                                                                ---------
Net Increase in Net Assets Resulting From Operations            $ 624,990
                                                                =========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statements of Changes in Net Assets

                                                       Year Ended   Year Ended
                                                      May 31, 1999 May 31, 1998
-------------------------------------------------------------------------------
Operations:
  Net investment loss                                  $  (27,875)  $  (13,537)
  Net realized gain on investments                        476,498      224,583
  Net change in unrealized appreciation on
  investments                                             176,367      178,305
                                                       ----------   ----------
  Net increase in net assets resulting from
  operations                                              624,990      389,351
                                                       ----------   ----------
Distributions to Shareholders:
  Distributions from net realized gain on investments    (227,065)    (247,632)
Shares of Beneficial Interest:
  Net increase in net assets from shares of
  beneficial interest transactions                      1,089,659    1,417,937
                                                       ----------   ----------
  Net increase in net assets                            1,487,584    1,559,656
                                                       ----------   ----------
Net Assets:
  Beginning of period                                   3,123,077    1,563,421
                                                       ----------   ----------
  End of period                                        $4,610,661   $3,123,077
                                                       ==========   ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                         Notes To Financial Statements
                                 May 31, 1999
-------------------------------------------------------------------------------


1. Organization. The Meyers Pride Value Fund (the "Fund") is a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940" Act), as an open-ended, no-load, diversified management investment company. The Fund's overall investment objective is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities believed by the Investment Manager, as defined herein, to be under-valued but nevertheless fundamentally sound companies identified as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation.

Significant fee waivers and reimbursements were required to achieve an expense ratio of 1.95% during the current period. To the extent that the Fund does not increase net assets, the Fund is reliant upon the ability of the Investment Manager to continue to provide fee waivers and reimbursements. The Investment Manager is dependent upon achieving its goals, including increasing the Fund's net assets, in order to provide such support to the Fund. Inability by the Investment Manager to continue to provide fee waivers and reimbursements would result in an increase in net expenses and a corresponding decrease in net asset value per share.

2. Significant Accounting Policies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

a. Security Valuation. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of less than sixty days, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

b. Security Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

c. Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are

                            MEYERS PRIDE VALUE FUND
                         Notes To Financial Statements
                           May 31, 1999 (continued)
-------------------------------------------------------------------------------

either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As of May 31, 1999, the following reclassification has been made to increase/(decrease) such accounts with the offsetting adjustment made to capital:

          Accumulated         Accumulated
       Undistributed Net   Undistributed Net
        Investment Loss     Realized Gains
       -----------------   -----------------
            $27,929            ($27,939)

d. Federal Income Taxes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

e. Organization Expenses. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of any unamortized organizational expenses in the proportion that the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Management, Administration, Fund Accounting, Transfer Agency and Distribution Agreements. The Investment Manager of the Fund, Meyers Capital Management, LLC, serves as the Fund's Investment Manager pursuant to an Investment Management Agreement ("Agreement"). Under the terms of the Agreement, the Investment Manager is entitled to receive a monthly fee of 1.00% of the average daily net assets of the Fund. The Investment Manager has agreed to waive all of its fee and to reimburse the Fund for expenses necessary to assist the Fund in maintaining a competitive expense ratio of 1.95% annualized of average daily net assets. For the period ended May 31, 1999, the Investment Manager earned fees of $35,266 and waived fees of $35,266. In addition, the Investment Manager reimbursed the Fund $259,854.

The Fund has entered into an Administration Agreement ("Agreement") with BISYS Fund Services LP ("BISYS LP"), with whom certain officers and trustees of the Fund are affiliated, to provide administrative services. Affiliated officers and trustees are not paid any fees directly by the Fund for serving as officers and trustees of the Fund. Pursuant to the Agreement, BISYS LP provides certain administrative and managerial support services to the Fund. As of January 1, 1998, the Agreement was amended, such that BISYS LP shall receive a minimum administration fee of $60,000 to December 31, 1998. From January 1, 1999 BISYS LP shall receive a minimum administration fee of $75,000 per year. For the year ended May 31, 1999, BISYS LP earned administrative fees of $66,428.

                            MEYERS PRIDE VALUE FUND
                         Notes To Financial Statements
                           May 31, 1999 (continued)
-------------------------------------------------------------------------------

The Fund has entered into a Fund Accounting Agreement ("Agreement") with BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS LP, to provide the Fund with fund accounting services. Pursuant to the Agreement, BISYS maintains the Fund's books and records and calculates the Fund's net asset value on a daily basis. The current Agreement states that BISYS shall receive a minimum fee of $30,000 per year, plus reimbursement of out-of-pocket expenses. For the year ended May 31, 1999, BISYS earned fund accounting fees of $31,873.

The Fund has entered into a Transfer Agency Agreement ("Agreement") with BISYS to provide the Fund and its shareholders dividend disbursing, registrar and transfer agency services. The current Agreement states that BISYS receives a transfer agency fee of $21 per year for each shareholder of the Fund, subject to a $15,000 minimum per year, plus reimbursement of out-of-pocket expenses. For the period ended May 31, 1999, BISYS earned and was reimbursed transfer agency fees for related out-of-pocket expenses in the amount of $51,767.

The Trustees of the Fund have adopted a Distribution Plan ("Plan") with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act. The plan was readopted on April 30, 1999, and pursuant to the Plan, BISYS LP, as the Fund's Distributor is responsible for facilitating the distribution of Fund shares. The Fund accrues daily and pays monthly up to 0.25% of the Fund's average daily net assets for services rendered in connection with the distribution of shares of the Fund.

4. Shares of Beneficial Interest. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares and dollars were as follows:

                                    Year Ended           Year Ended
                                   May 31, 1999         May 31, 1998
                                -------------------  -------------------
                                Shares     Amount    Shares     Amount
                                -------  ----------  -------  ----------
        Shares sold             125,864  $1,559,802  121,262  $1,550,535
        Shares reinvested        25,476     308,590   21,518     245,731
        Shares redeemed         (63,235)   (778,733) (30,010)   (378,329)
                                -------  ----------  -------  ----------
        Net increase in shares   88,105  $1,089,659  112,770  $1,417,937
                                =======  ==========  =======  ==========

5. Security Transactions. Purchases and sales of securities for the year ended May 31, 1999, other than short-term securities, amounted to $3,236,550, and $2,381,862, respectively.

6. Federal Income Information (unaudited). During the year ended May 31, 1999, the Fund declared long-term capital gain distributions in the amount of $165,784.

For corporate shareholders 10.93% of the total ordinary income distributions paid during the fiscal year ended May 31, 1999 qualify for the corporate dividends received deduction.

                            MEYERS PRIDE VALUE FUND
                              Financial Highlights

                                                   Year Ended   Year Ended  Period Ended
(For a share outstanding throughout each period)  May 31, 1999 May 31, 1998 May 31, 1997*
-------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                 $12.98      $ 12.23       $ 10.00
                                                     ------      -------       -------
Income from Investment Operations:
  Net investment loss                                 (0.08)       (0.06)        (0.03)
  Net realized and unrealized gain on
  investments                                          1.95         2.36          2.26
                                                     ------      -------       -------
  Total from investment operations                     1.87         2.30          2.23
Distributions to Shareholders from:
  Net realized gain on investments                    (0.82)       (1.55)           --
                                                     ------      -------       -------
Net Asset Value, end of period                       $14.03      $ 12.98       $ 12.23
                                                     ======      =======       =======
Total Return                                          15.43%       20.56%        22.30%
Ratios to Average Net
Assets/Supplemental Data:
  Net assets, end of period (in
  thousands)                                         $4,611      $ 3,123       $ 1,563
  Net investment loss before
  waivers/reimbursements                              (9.16%)     (10.96%)      (40.00%)(a)
  Net investment loss net of
  waivers/reimbursements                              (0.79%)      (0.61%)       (0.48%)(a)
  Expenses before
  waivers/reimbursements                              10.32%       12.30%        41.61%(a)
  Expenses net of
  waivers/reimbursements                               1.95%        1.95%         2.09%(a)
  Portfolio turnover rate                             73.70%       39.00%        42.46%

--------
*From June 13, 1996 (commencement of operations) through May 31, 1997.

(a) Annualized.


    The accompanying notes are an integral part of the financial statements.

                         Independent Auditors' Report
-------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of the Meyers Pride Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 1999, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of May 31, 1999, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meyers Pride Value Fund at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
July 2, 1999

                            MEYERS PRIDE VALUE FUND
Investment Manager
Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, CA 90211

Distributor and Administrator
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

Fund Accounting Agent
and Transfer Agent
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Custodian
BNY Western Trust Company
700 South Flower Street, Suite 250
Los Angeles, CA 90017

Legal Counsel
Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, NY 10019

Independent Auditors
KPMG LLP
Two Nationwide Plaza
Columbus, OH 43215

7/99